BEIJING BRUSSELS CENTURY CITY HONG KONG JAKARTA† LONDON LOS ANGELES NEWPORT BEACH	2765 Sand Hill Road Menlo Park, California 94025-7019 TELEPHONE (650) 473-2600 FACSIMILE (650) 473-2601 www.omm.com	NEW YORK SAN FRANCISCO SEOUL SHANGHAI SINGAPORE TOKYO WASHINGTON, D.C.

OUR FILE NUMBER

0594055-00009

WRITER’S DIRECT DIAL

650 473 2630

WRITER’S E-MAIL ADDRESS

August 9, 2013	pku@omm.com

VIA EDGAR

Securities and Exchange Commission

Division of Corporation Finance

Mail Stop 3030

100 F Street, NE

Washington, D.C. 20549

Attention: Amanda Ravitz, Assistant Director

Re:	Montage Technology Group Limited

Amendment No. 4 to Draft Registration Statement on Form S-1

Confidentially Submitted June 19, 2013

CIK No. 001375514

Dear Ms. Ravitz:

On behalf of Montage Technology Group Limited, an exempted company registered in the Cayman Islands (the “Company”), this letter is being sent in response to the comment letter from the staff (the “Staff”) of the Securities and Exchange Commission (the “Commission”) dated July 2, 2013 regarding the above-referenced Form S-1 (the “Registration Statement”), a draft of which was submitted on a confidential basis to the Commission. The Company is submitting herewith a revised draft Registration Statement on a confidential basis in accordance with Section 6(e) of the Securities Act of 1933, as amended (the “Securities Act”) and confirms that it continues to qualify as an “emerging growth company” as defined in the Securities Act.

Set forth below are the Registrant’s responses to the Staff’s comments. For your convenience, each of the Staff’s comments is set out immediately preceding the corresponding response. All references in the responses to pages and captioned sections are to the revised draft Registration Statement submitted herewith.

Use of Proceeds, page 36

1.

We note your response to our prior comment number 4 that you believe that “cash from operations in China is sufficient to address all currently contemplated cash needs in China.” However, it remains unclear whether you have significant current

August 9, 2013 - Page 2

or contemplated working capital needs outside of China upon which to spend the proceeds of this offering. In this connection, while you appear to have relationships with foundries, distributors and other suppliers outside of China, it is not clear from your disclosure whether these relationships give rise to significant cash requirements outside of China for the purposes you note in this section. Given your disclosure that there are significant challenges to your ability to direct funds to your operations in China, additional specific information about your working capital needs outside of China appears necessary to a full understanding of your disclosure in this section. Please revise or advise.

Response: The Company respectfully advises the Staff that the Company conducts a substantial portion of its operations outside of China by the Company itself and through the operations of its non-PRC subsidiaries. In particular, revenue-generating sales activities and procurement of inventories from third-party foundries and assembly and test contract manufacturers are conducted by the Company itself and through its non-PRC subsidiaries. The Company expects that its working capital requirements related to inventory procurement will increase as the Company’s operations grow. The Company also expects that its sales and administrative operations outside of China will continue to grow in the future. As disclosed on page 38 of the Registration Statement, the Company currently intends to utilize a portion of the proceeds of this offering to fund inventory procurement from suppliers and other operating activities, as well as capital expenditures relating to the expansion of the Company’s operations, outside of China.

While the Company has substantial operations in China, the working capital requirements of its PRC subsidiaries primarily relate to research and development and marketing services in support of the revenue-generating sales activities conducted by the non-PRC group entities. Payments made from the non-PRC group entities to the PRC subsidiaries for such services have been sufficient, and the Company currently expects them to continue to be sufficient, to meet the PRC subsidiaries’ working capital requirements for the foreseeable future.

The Company has revised the disclosure on pages 38 and 57 to clarify the use of proceeds and the working capital requirements of its non-PRC operating entities.

Management’s Discussion and Analysis of Financial Condition and Results of Operations, page 42

Stock-Based Compensation, page 60

2.	Refer to our prior comment 7. We will delay our assessment of your response to our prior comment pending inclusion of the estimated IPO price in the filing.

Response: The Company respectfully advises the Staff that once the estimated IPO price is available, it will update the disclosure to progressively bridge the fair value per share determination in each valuation to the estimated IPO price per share for the Staff’s assessment.

Home Entertainment Market, page 68

August 9, 2013 - Page 3

3.	Refer to our prior comment 1. We note your statement in the second paragraph beneath this caption that the total number of satellite market units sold within the emerging markets was 68 million, representing 58% of the total number of units sold in emerging markets in 2011. However, the table referenced as support for this statement (marked “8” in the backup data) represents global sales, including sales into the U.S. referenced in the first paragraph beneath the table. Further, your statement in the carryover paragraph at the top of page 69 that “iSuppli estimates the number of high definition set-top boxes sold in emerging markets to grow by 257%” is based upon data in that same table (marked “10” in the data). Please revise your disclosure to conform to the data provided.

Response: The Company has revised the disclosure on pages 1, 2, 3, 73, 74 and 75 to conform the disclosures with the iSuppli report.

Taxation, page 111

4.	Refer to your disclosure in the third full paragraph on page 114. Further to our comment number 1 above, if you intend to indefinitely hold the proceeds in short term investments pending adequate uses outside China, please address the possible impact on your PFIC status, if any.

Response: The Company respectfully advises the Staff that it does not intend to indefinitely hold the proceeds in short-term investments and expects a substantial portion of the proceeds to be utilized in the manner described in the response to Comment 1 above. However, as the Company currently does not have specific plans for utilizing all of the proceeds from the offering, it may retain a significant portion of the proceeds in short-term investments or bank deposits for a prolonged period. The Company does not expect the proceeds to impact the Company’s PFIC status, but the Company has revised the disclosure on pages 34 and 120 to address the potential impact of holding the proceeds in short-term investments on its PFIC status.

*         *         *

The Company acknowledges the following:

•	the Company is responsible for the adequacy and accuracy of the disclosure in the filing;

•	Staff comments or changes to disclosure in response to Staff comments do not foreclose the Commission from taking any action with respect to the filing; and

•	the Company may not assert Staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

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August 9, 2013 - Page 4

If you have any questions or require any additional information with respect to any of the matters discussed in this letter, please call Mark Voll, Chief Financial Officer of the Registrant, at +86 21 6128-5678 extension 8618, Portia Ku of O’Melveny & Myers LLP at (650) 473-2630, or Eric C. Sibbitt of O’Melveny & Myers LLP at (415) 984-8777.

Sincerely,

/s/ Portia Ku

PORTIA KU

of O’Melveny and Myers LLP